LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Small Cap Portfolio

Supplement to Prospectus dated May 1, 2007

Fund Management—Portfolio Management

The following are the principal persons primarily responsible for the day-to-day management of the assets of Lazard Retirement Small Cap Portfolio. The Portfolio is managed on a team basis. This information replaces any contrary information contained in the Prospectus.

Retirement Small Cap Portfolio—Patrick M. Mullin (since January 2001), Eileen D. Alexanderson (since September 2007), Daniel Breslin (since May 2007), Michael DeBernardis (since September 2007) and Andrew D. Lacey* (since May 2003)

* As Deputy Chairman of the Investment Manager, Mr. Lacey is ultimately responsible for overseeing this Portfolio.

Biographical Information of Principal Portfolio Managers

The following information supplements the biographical information contained in the Prospectus.

Eileen D. Alexanderson. Eileen D. Alexanderson, a portfolio manager/analyst of the Investment Manager, is a portfolio manager/analyst on the U.S. Small Cap Equity and U.S. Small Mid Cap Equity teams. Until 2001, Ms. Alexanderson was a Managing Director of the Investment Manager and oversaw the day-to-day operations of the U.S. and Global Equity investment teams. She rejoined the Investment Manager in 2005, after a four-year hiatus to pursue personal interests. She began working in the investment industry in 1979, and is a Chartered Financial Analyst Charterholder.

Michael DeBernardis. Michael DeBernardis, a Vice President of the Investment Manager, is a portfolio manager/analyst on the U.S. Small Cap Equity and Global Small Cap Equity teams with responsibility for coverage of industrial and consumer companies. He began working in the investment industry in 1996. Prior to joining the Investment Manager in 2005, Michael was a Senior Equity Analyst at Systematic Financial Management L.P. and a Market Data Analyst at Salomon Smith Barney. Michael has an MBA from New York University’s Stern School of Business and a BS in Finance from the University of Rhode Island.

September 28, 2007